BLACKROCK FUNDSSM

BlackRock Multi-Asset Real Return Fund

(the “Fund”)

Supplement dated March 9, 2015

to the Fund’s Summary Prospectus dated November 28, 2014

Effective immediately, the following change is made to the Fund’s Summary Prospectus:

The section entitled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Philip Green	2012	Managing Director of BlackRock, Inc.
Michael Fredericks	2012	Managing Director of BlackRock, Inc.
Justin Christofel, CFA	2012	Director of BlackRock, Inc.
Sunder Ramkumar, CFA	2014	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.